Exhibit 99.3 2012 Second-Quarter Results July 19, 2012

Introduction
Unless otherwise stated, we will be talking about results for the second-
quarter 2012 and comparing them with the same period in 2011
References to PMI volumes refer to PMI shipment data, unless otherwise stated
Industry volume and market shares are the latest data available from a number of internal and external sources
Organic volume refers to volume excluding acquisitions
Net revenues exclude excise taxes
OCI stands for Operating Companies Income, which is defined as operating income before general corporate expenses and the
amortization of intangibles. OCI growth rates are on an adjusted basis, which excludes asset impairment, exit and other costs
Data tables showing adjustments to net revenues and OCI for currency, acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to U.S. GAAP measures are at the end of today’s webcast slides and are posted on our web site

Forward-Looking and Cautionary Statements
This presentation and related discussion contain forward-looking statements. Achievement of projected results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI
PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce products with the potential to reduce the risk of smoking-
related diseases; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent
PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended March 31, 2012. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

Strong Underlying Business Results in Q2, 2012
Organic cigarette volume down by 1.2%
Organic cigarette volume, excluding Japan hurdle, up by
1.4%
Organic OTP volume up by 11.8%
Note: OTP stands for other tobacco products, including cigars, cigarillos, fine cut, pipe tobacco and snus. Fine cut converted to cigarette equivalents based on conversion ratio of 1 unit = 0.75g
Source: PMI Financials

Strong Underlying Business Results in Q2, 2012
Organic cigarette volume down by 1.2%
Organic cigarette volume, excluding Japan hurdle, up
by 1.4%
Organic OTP volume up by 11.8%
Net revenues, excluding currency and acquisitions, up
by 2.9%
Adjusted OCI, excluding currency and acquisitions, up
by 3.5%
Note: OTP stands for other tobacco products, including cigars, cigarillos, fine cut, pipe tobacco and snus. Fine cut converted to cigarette equivalents based on conversion ratio of 1 unit = 0.75g
Source: PMI Financials

Strong Underlying Business Results in Q2, 2012
Organic cigarette volume down by 1.2%
Organic cigarette volume, excluding Japan hurdle, up by
1.4%
Organic OTP volume up by 11.8%
Net revenues, excluding currency and acquisitions,
up by 2.9%
Adjusted OCI, excluding currency and acquisitions,
up by 3.5%
Adjusted diluted EPS, excluding currency, up by 9.0%
Adjusted diluted EPS, excluding currency and Japan
hurdle, up by 17.7%
Note: OTP stands for other tobacco products, including cigars, cigarillos, fine cut, pipe tobacco and snus. Fine cut converted to cigarette equivalents based on conversion ratio of 1 unit = 0.75g
Source: PMI Financials

Excellent First-Half 2012 Results
(a) Excluding currency and acquisitions
(b) Excluding currency
Source: PMI Financials
(a) (a)

(%)
Growth H1, 2012 vs. H1, 2011
(b)
1.8
6.5
8.3
13.3
0
15
Organic Cigarette
Volume
Net
Revenues
Adjusted
OCI
Adjusted Diluted
EPS

2012 EPS Guidance
These results confirm our expectation of solid organic
cigarette volume growth in 2012
Continued strong pricing and a favorable product mix only
partially offset by an unfavorable geographic mix
At current prevailing exchange rates, forecast currency
headwind slightly above the 25 cents per share predicted in
June for full year
Strong underlying business momentum expected to offset
the additional unfavorable currency impact of 2 cents per
share
Source: PMI forecasts

2012 EPS Guidance
Reported diluted 2012 EPS guidance range reaffirmed at
$5.10 to $5.20, compared to $4.85 in 2011
On a currency-neutral basis, our guidance implies a
forecast growth rate of approximately 10% to 12%,
compared to adjusted diluted EPS of $4.88 in 2011
Source: PMI forecasts

EU Region: Cigarette Industry Volume Under
Considerable Pressure
% Change
Q2, 2012 H1, 2012
Greece (16.8) (18.9)
Hungary (16.0) (10.9)
Spain (18.0) (10.0)
Italy (10.5) (8.5)
Netherlands (5.7) (6.0)
EU Region (9.7) (5.8)
France (5.9) (4.0)
Poland (7.7) (3.7)
Czech Republic (4.2) (3.6)
UK (6.0) (3.1)
Germany (5.1) (1.3)

Source: PMI estimates

EU Region: Deteriorating Job Market

(a)  March 2012 vs. June 2011
(b)  March 2012
Note: Gre. is Greece, Spa. is Spain, Ita. is Italy, Neth. is Netherlands, EU Avg. is EU average, Fra. is France, Pol. is Poland, Hun. is Hungary, Cze. is
Czech Republic and Ger. is Germany
Source: Eurostat
(pp)
Avg. (a) (a)
Variance in Unemployment Rates
May 2012 vs. June 2011
0
(%)
Unemployment Rates (May 2012)
Avg.
Cze. Ger.
(b) (b)
0.7
5
Gre. Spa. Ita. Neth. EU Fra. Pol. UK Hun.
10.3
0
5
10
15
20
25
Spa. Gre. Hun. EU Ita. Fra. Pol. UK Cze. Ger. Neth.
(1)

EU Region: Resilient Cigarette Market Shares
Variance vs. PY
Q2, 2012 H1, 2012 Q2, 2012 H1, 2012
Total PMI 38.5% 37.9% (0.2)pp (0.4)pp
Marlboro 18.4 18.0 () ()pp
L&M 6.6 6.6 (0.2)
(- )pp
Chesterfield 3.5 3.4 () (p

Source: PMI estimates
0.3 0.1
0.3
0.4

EU Region: PMI Gaining Share in Expanding
Fine Cut Category
Variance vs. PY
Q2, 2012 H1, 2012 Q2, 2012 H1, 2012
Industry Volume (units billion) 30.9 59.3 (
PMI Share (%) 14.1 14.0 ( (

Note: Fine cut converted to cigarette equivalents based on conversion ratio of 1 unit = 0.75g
Source: PMI estimates
7.7%
7.9%
1.4pp
1.7pp

Cigarette industry volume
declined by 10.5% in Q2,
2012:
- Reduced consumer
purchasing power
- Impact of price increases
- Substitution by fine cut
- Increase in illicit trade
Marlboro
performing strongly
with share up in Q2, 2012
PMI overall share down
despite launch of
Philip Morris
Selection
in low-price segment
Fine cut leadership

Italy: Increased Pressure due to Weak Economy
Note: Totals may not add up due to rounding
Source: PMI estimates
Cigarettes
Marlboro 23.0% 22.6% ( (
-)pp
Chesterfield
3.5%
3.5%
(0.2)pp
(0.2)p
Diana
12.4%
12.6%
(0.8)pp
(0.7)pp
Other
14.0%
14.1%
( ()pp
Total PMI
52.9%
52.8%
(0.5)pp
(0.6)pp
Fine Cut
Total PMI
31.0%
29.8%
24.5pp
26.0
Q2
2012
H1
2012 Q2 H1
Market Shares
Variance
vs. PY
0.3 pp
0.2 0.2

Germany: Positive PMI Share Momentum
Cigarette industry volume declined
by 5.1% in Q2, 2012:
- Recent price increases
- Lower consumer confidence
- Difficult comparison with 2011
- Some timing issues
PMI achieved modest share gains
in cigarette category and
continued strong momentum in
fine cut
Marlboro
gained share in both
cigarettes and fine cut in Q2, 2012
Source: PMI estimates
PMI Fine Cut Market Share (%)
PMI Cigarette Market Share (%)
Total PMI
Other
Chesterfield
Marlboro
L&M
Total PMI
Other
Marlboro
L&M
2.0
3.2
5.9
5.6
5.0
5.3
14.8
16.0
Q2
2011
Q2
2012
21.1 21.4
10.4
10.5
36.1
36.4
Q2
2011
Q2
2012
Cigarette industry volume down
by 1.3% YTD June, 2012

EU Region: Weaker Results in Q2, 2012
Variance vs. PY
Q2, 2012 H1, 2012 Q2, 2012 H1, 2012
Cigarette Volume (units billion) 51.8 99.6 (9.4)% (5.8)%
OTP Volume (units billion) 4.7 9.1 ()% ()%
Net Revenues ($ billion) 2.3 4.3
(0.7)%
()%
Adjusted OCI ($ billion) 1.1 2.1
(2.7)%
()%

(a)  Excluding currency and acquisitions
Note: OTP stands for other tobacco products, including cigars, cigarillos, fine cut, pipe tobacco and snus. Fine cut converted to cigarette equivalents based on conversion ratio of 1 unit = 0.75g
Source: PMI Financials
(a) (a)
(a) (a)
18.2
23.1
2.0
0.2

EEMA Region: Another Very Strong Quarter

(a)  Excluding acquisitions
(b)  Excluding currency and acquisitions
Source: PMI Financials
Variance vs. PY
Q2, 2012 H1, 2012 Q2, 2012 H1, 2012
Cigarette Volume (units billion) 79.2 145.1 (
Net Revenues ($ billion) 2.2 4.0
Adjusted OCI ($ billion) 0.9 1.8
4.9%
(a)
12.7
(b)
22.9
(b)
4.2%
(a)
12.6
(b)
20.6
(b)

18 EEMA Region: Positive Pricing and Volume/Mix Note: Variances at OCI level Source: PMI Financials 0 125 ($ million) Q2, 2012 114 104 Pricing Variance Volume/Mix Variance

EEMA Region: Growth of Key Brands
(units million)

Chest.
Note:
Marlb.
is
Marlboro,
Parl.
is Parliament and Chest.
is Chesterfield
Source: PMI Financials
Street Soyuz
Volume Growth (Q2, 2012 vs. Q2, 2011)
(400)
0
400
800
1,200
Marlb. Bond L&M Parl. Lark Optima Next Muratti Apollo
-

Total market grew slightly
during first half of 2012
PMI volume increased by
8.7% in Q2, 2012
Adult smokers continue to
uptrade gradually
PMI market share gains QTD
May thanks to Parliament,
L&M, Bond Street
and Next
Price increase of RUB 3/pack
in July 2012
Price Segments (%)
Russia: Market and Share Growth

PMI Market Share (%)
Premium
Mid
Low
Super-
Low
(a)  Q2 and H1 data through end May
Source: PMI estimates, PMI Financials and Nielsen
+0.7pp
(a) (a)
(a) (a)
25.4
26.1
Q2
2011
Q2
2012
35.7
32.5
23.7
26.0
24.9
25.7
15.7 15.8
H1
2011
H1
2012

PHILIP MORRIS
INTERNATIONAL

НОВЫЙ
ЧИСТЫЙ ВКУС
MARLBORO CLEARTASTE™
Marlboro
КУРЕНИЕ УБИВАЕТ
компактные
стандартные
супертонкие
Действительное количество смолы, никотина и СО, потребляемое Вами, будет зависеть от того, как Вы курите сигарету.
КУРЕНИЕ УБИВАЕТ

21 Russia: Marlboro ClearTaste Launched

Asia Region: Japan Hurdle Masks
Another Very Strong Quarter
Variance vs. PY
Q2, 2012 H1, 2012 Q2, 2012 H1, 2012
Cigarette Volume (units billion) 83.5 164.5 (0.7)%
(5.4)%
Cigarette Volume
ex. Japan Hurdle
(7.4)%
(9.8)%
Adjusted OCI ($ billion) 1.4 2.8
(2.6)%
(8.9)%

(a)  Excluding currency and acquisitions
Source: PMI Financials
(a) (a)

PHILIP MORRIS INTERNATIONAL

NEW
8mg
1mg
BLACK MENTHOL
EDGE
最強スリム。

28.2
28.0
27.8
25.6
Q1 2011
Q4 2011
Q1 2012
Q2 2012

Japan: Resilient Share Performance

Industry volume should be
stable in 2012 and underlying
trend remains a moderate
decline of 1-2% per year
PMI Q2, 2012 market share
slightly down due to
acceleration in new launches
by Japan Tobacco
Marlboro Black Menthol Edge
launched in Q2, 2012
Marlboro Ice Blast 5mg / 1mg
launched this July
Increase of Consumption Tax
from 5% to 8% in 2014 and
10% in 2015 approved
Source: PMI estimates and Tobacco Institute of Japan
PMI Market Share (%)

PHILIP MORRIS
INTERNATIONAL

30.4
33.5
Q2
2011
Q2
2012

23.9
50.0
26.1
25.9
48.9
25.2
H1
2011
H1
2012

Indonesia: PMI Momentum Continues

Industry volume growth of
6.9% in Q2, 2012
PMI volume increased by
17.8% in second quarter
Adult smokers uptrading in
strong economy
PMI share up 3.1 points to
33.5% in Q2, 2012:
Strongest and broadest portfolio
Sampoerna A
fastest-growing
brand
Rounded price points
Premium
(a)
Mid
Low
(a)  Includes above premium
Source: PMI estimates and PMI Financials
+3.1pp
Price Segments (%)
PMI Market Share (%)

25 Favorable Pricing Continued in Q2, 2012 Note: Variances at OCI level Source: PMI Financials ($ million)

PHILIP MORRIS INTERNATIONAL

Marlboro
Palenie zabija
FORTUNE
BOND
КУРЕНИЕ УБИВАЕТ
Philip Morris
Il fumo uccide
LARK

Strong Brand Performance Continues Volume Growth (H1, 2012 vs. H1, 2011) (a) 26 (a) Excluding Japan hurdle Source: PMI Financials (units billion) 0 2.5 5.0

40
30
35.5
36.6
36.7
36.9
2010
2011
12 mm
June 2012
3 mm
June 2012

PMI Expanding its Market Share

Top 30 PMI OCI Markets
(a)
(%)
(a)  Excluding duty free
Note: Historical data adjusted for pro forma inclusion of business combination with Fortune Tobacco Corporation in the Philippines and Jordan
acquisition
Source: PMI Financials and PMI estimates

3,934
106
(389)
(388)
(75)
43
3,231
Q2 2011
Net Earnings
Currency
Working Capital
Capital Expenditures
Other
Q2 2012

Free Cash Flow
(a)
Impacted by Currency and
Working Capital Requirements
(a) Free cash flow equals net cash provided by operating activities less capital expenditures
Source: PMI Financials
($ million)

Share Repurchase Program Further Extended
In Q2, 2012, PMI spent $1.5 billion to repurchase
17.8 million shares
New three-year $18 billion share repurchase program to
start in August when funds from previous authorization fully utilized
Target for 2012 remains $6 billion in share repurchases
Since spin, $24.4 billion spent to repurchase 21.3% of
shares outstanding at the time
Source: PMI Financials

Underlying business momentum remains strong
Very strong results in EEMA and Asia Regions offset unusually weak industry volume in EU Region and the Japan hurdle
Breadth of footprint, superior brand portfolio and continued
strong pricing environment driving growth
Net revenues and adjusted OCI increased in Q2, 2012,
excluding currency and acquisitions
Adjusted diluted EPS, excluding currency, up 9.0% in Q2, 2012
Reaffirmed guidance range of $5.10 to $5.20 for reported diluted
EPS in 2012, despite slightly greater currency unfavorability
This represents a growth rate of approximately 10% to 12% on a currency-neutral basis, compared to adjusted diluted EPS of
$4.88 in 2011

Conclusion
Source: PMI Financials

2012 Second-Quarter Results Questions & Answers

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
7,280 $          4,995 $   2,285 $          (195) $     2,480 $             - $         2,480 $          European Union 8,080 $     5,583 $   2,497 $          (8.5)% (0.7)% (0.7)%
5,062 2,911 2,151 (127) 2,278 11 2,267 EEMA 4,603 2,591 2,012 6.9% 13.2% 12.7%
5,317 2,462 2,855 (29) 2,884 - 2,884 Asia 5,146 2,210 2,936 (2.8)% (1.8)% (1.8)%
2,378 1,549 829 (51) 880 - 880 Latin America & Canada 2,405 1,577 828 0.1% 6.3% 6.3%
20,037 $        11,917 $ 8,120 $          (402) $     8,522 $             11 $      8,511 $          PMI Total 20,234 $   11,961 $ 8,273 $          (1.8)% 3.0% 2.9%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,117 $          (130) $     1,247 $             - $         1,247 $          1,280 $          (12.7)% (2.6)% (2.6)%
948 (80) 1,028 2 1,026 835 13.5% 23.1% 22.9%
1,364 3 1,361 - 1,361 1,398 (2.4)% (2.6)% (2.6)%
249 (25) 274 - 274 268 (7.1)% 2.2% 2.2%
3,678 $          (232) $     3,910 $             2 $        3,908 $          3,781 $          (2.7)% 3.4% 3.4%
2012 2011
% Change in Reported Operating
Companies Income
2012 2011
% Change in Reported Net Revenues
excluding Excise Taxes

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset Impairment &
Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,117 $          - $                     1,117 $       (130) $     1,247 $        - $                    1,247 $           European Union 1,280 $       (1) $                           1,281 $       (12.8)% (2.7)% (2.7)%
948 - 948 (80) 1,028 2 1,026 EEMA 835 - 835 13.5% 23.1% 22.9%
1,364 - 1,364 3 1,361 - 1,361 Asia 1,398 - 1,398 (2.4)% (2.6)% (2.6)%
249 (8) 257 (25) 282 - 282 Latin America & Canada 268 - 268 (4.1)% 5.2% 5.2%
3,678 $          (8) $                   3,686 $       (232) $     3,918 $        2 $                   3,916 $           PMI Total 3,781 $       (1) $                           3,782 $       (2.5)% 3.6% 3.5%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes &
Currency (a)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions (a)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding Excise
Taxes (a)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
1,247 $          2,480 $             50.3% 1,247 $        2,480 $            50.3% European Union 1,281 $       2,497 $                      51.3% (1.0) (1.0)
1,028 2,278 45.1% 1,026 2,267 45.3% EEMA 835 2,012 41.5% 3.6 3.8
1,361 2,884 47.2% 1,361 2,884 47.2% Asia 1,398 2,936 47.6% (0.4) (0.4)
282 880 32.0% 282 880 32.0% Latin America & Canada 268 828 32.4% (0.4) (0.4)
3,918 $          8,522 $             46.0% 3,916 $        8,511 $            46.0% PMI Total 3,782 $       8,273 $                      45.7% 0.3 0.3
% Change in Adjusted Operating
Companies Income
2011
2012 2011
2012
(a)  For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Quarters Ended June 30,
(Unaudited)

2012 2011 % Change
Reported Diluted EPS 1.36 $                    1.35 $                    0.7%
Adjustments:
Asset impairment and exit costs -                        -
Tax items -                        (0.01)
Adjusted Diluted EPS 1.36 $                    1.34 $                    1.5%
Less:
Currency impact (0.10)
Adjusted Diluted EPS, excluding Currency 1.46 $                    1.34 $                    9.0%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency
For the Quarters Ended June 30,
(Unaudited)

2012 2011 % Change
Reported Diluted EPS 1.36 $                    1.35 $                    0.7%
Less:
Currency impact (0.10)
Reported Diluted EPS, excluding Currency 1.46 $                    1.35 $                    8.1%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)

Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
13,750 $        9,412 $   4,338 $          (249) $     4,587 $             - $         4,587 $          European Union 14,495 $   9,997 $   4,498 $          (3.6)% 2.0% 2.0%
9,131 5,145 3,986 (200) 4,186 20 4,166 EEMA 8,274 4,575 3,699 7.8% 13.2% 12.6%
10,494 4,862 5,632 45 5,587 1 5,586 Asia 9,434 4,175 5,259 7.1% 6.2% 6.2%
4,684 3,072 1,612 (90) 1,702 - 1,702 Latin America & Canada 4,561 2,953 1,608 0.2% 5.8% 5.8%
38,059 $        22,491 $ 15,568 $        (494) $     16,062 $           21 $      16,041 $         PMI Total 36,764 $   21,700 $ 15,064 $        3.3% 6.6% 6.5%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
2,147 $          (155) $     2,302 $             - $         2,302 $          European Union 2,286 $          (6.1)% 0.7% 0.7%
1,758 (124) 1,882 2 1,880 EEMA 1,557 12.9% 20.9% 20.7%
2,771 56 2,715 - 2,715 Asia 2,491 11.2% 9.0% 9.0%
486 (42) 528 - 528 Latin America & Canada 519 (6.4)% 1.7% 1.7%
7,162 $          (265) $     7,427 $             2 $        7,425 $          PMI Total 6,853 $          4.5% 8.4% 8.3%
2012 2011
% Change in Reported Operating
Companies Income
2012 2011
% Change in Reported Net Revenues
excluding Excise Taxes

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)
Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset Impairment &
Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
2,147 $          - $                     2,147 $       (155) $     2,302 $        - $                    2,302 $           European Union 2,286 $       (12) $                         2,298 $       (6.6)% 0.2% 0.2%
1,758 - 1,758 (124) 1,882 2 1,880 EEMA 1,557 (2) 1,559 12.8% 20.7% 20.6%
2,771 - 2,771 56 2,715 - 2,715 Asia 2,491 (2) 2,493 11.2% 8.9% 8.9%
486 (16) 502 (42) 544 - 544 Latin America & Canada 519 (1) 520 (3.5)% 4.6% 4.6%
7,162 $          (16) $                 7,178 $       (265) $     7,443 $        2 $                   7,441 $           PMI Total 6,853 $       (17) $                         6,870 $       4.5% 8.3% 8.3%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes &
Currency
(a)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
(a)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding Excise
Taxes
(a)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
2,302 $          4,587 $             50.2% 2,302 $        4,587 $            50.2% European Union 2,298 $       4,498 $                      51.1% (0.9) (0.9)
1,882 4,186 45.0% 1,880 4,166 45.1% EEMA 1,559 3,699 42.1% 2.9 3.0
2,715 5,587 48.6% 2,715 5,586 48.6% Asia 2,493 5,259 47.4% 1.2 1.2
544 1,702 32.0% 544 1,702 32.0% Latin America & Canada 520 1,608 32.3% (0.3) (0.3)
7,443 $          16,062 $           46.3% 7,441 $        16,041 $          46.4% PMI Total 6,870 $       15,064 $                    45.6% 0.7 0.8
2012 2011
2012 2011
% Change in Adjusted Operating
Companies Income
(a)  For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Six Months Ended June 30,
(Unaudited)

2012 2011 % Change
Reported Diluted EPS 2.60 $                   2.42 $                   7.4%
Adjustments:
Asset impairment and exit costs 0.01 0.01
Tax items - (0.02)
Adjusted Diluted EPS 2.61 $                   2.41 $                   8.3%
Less:
Currency impact (0.12)
Adjusted Diluted EPS, excluding Currency 2.73 $                   2.41 $                   13.3%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency
For the Six Months Ended June 30,
(Unaudited)

2012 2011 % Change
Reported Diluted EPS 2.60 $                    2.42 $                    7.4%
Less:
Currency impact (0.12)
Reported Diluted EPS, excluding Currency 2.72 $                    2.42 $                    12.4%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS
For the Year Ended December 31,
(Unaudited)

2011
Reported Diluted EPS 4.85 $
Adjustments:
Asset impairment and exit costs 0.05
Tax items (0.02)
Adjusted Diluted EPS 4.88 $

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency
For the Quarters and Six Months Ended June 30,
($ in millions)
(Unaudited)
(a)  Operating Cash Flow

For the Quarters Ended For the Six Months Ended
June 30, June 30,
2012 2011 % Change 2012 2011 % Change
Net cash provided by operating activities
(a)
3,480 $              4,120 $              (15.5)% 5,378 $              6,515 $              (17.5)%
Less:
Capital expenditures 249 186 476 345
Free cash flow 3,231 $              3,934 $              (17.9)% 4,902 $              6,170 $              (20.6)%
Less:
Currency impact (389) (439)
Free cash flow, excluding currency 3,620 $              3,934 $              (8.0)% 5,341 $              6,170 $              (13.4)%

2012 Second-Quarter Results July 19, 2012